                                                                   Exhibit 10.87

                                                                  EXECUTION COPY



                              AMENDED AND RESTATED
                             CONTRIBUTION AGREEMENT


                                  BY AND AMONG


                               STEVEN B. SCHNALL,

                  STEVEN B. SCHNALL ANNUITY TRUST U/A 3/23/04,

                                JOSEPH V. FIERRO

                                       AND

              2004 JOSEPH V. FIERRO GRANTOR RETAINED ANNUITY TRUST,

                              AS THE CONTRIBUTORS,

                                       AND


                          NEW YORK MORTGAGE TRUST, INC.
                             A MARYLAND CORPORATION,

                                 AS THE ACQUIRER


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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I THE CONTRIBUTION.................................................... 2
         1.1        Contribution of Contributed Interests..................... 2
         1.2        Consideration............................................. 2
         1.3        Earn-Out Provision........................................ 2
         1.4        Payment and Delivery Instructions......................... 3
         1.5        Tax Treatment of Transaction.............................. 4

ARTICLE II REPRESENTATIONS, WARRANTIES, COVENANTS AND OTHER AGREEMENTS........ 4
         2.1        Representations and Warranties by Acquirer................ 4
         2.2        Representations and Warranties by Contributors............ 5
         2.3        Covenants by Contributors................................. 7
         2.4        Satisfaction of Conditions................................ 7
         2.5        Acquirer's Indemnity...................................... 7

ARTICLE III CONDITIONS PRECEDENT TO THE CLOSING............................... 8
         3.1        Conditions to Acquirer's Obligations...................... 8
         3.2        Conditions to Contributors' Obligations................... 8

ARTICLE IV CLOSING AND CLOSING DOCUMENTS...................................... 9
         4.1        Closing................................................... 9
         4.2        Contributors' Deliveries.................................. 9
         4.3        Acquirer's Deliveries..................................... 9
         4.4        Fees and Expenses; Closing Costs.......................... 9

ARTICLE V MISCELLANEOUS...................................................... 10
         5.1        Notices.................................................. 10
         5.2        Entire Agreement; Modifications and Waivers;
                      Cumulative Remedies ................................... 11
         5.3        Exhibits................................................. 11
         5.4        Successors and Assigns................................... 11
         5.5        Article Headings......................................... 12
         5.6        Governing Law............................................ 12
         5.7        Counterparts............................................. 12
         5.8        Survival................................................. 12
         5.9        Further Acts............................................. 12
         5.10       Severability............................................. 12
         5.11       Attorneys' Fees.......................................... 13
         5.12       Confidentiality.......................................... 13
EXHIBITS
         A          Form of Assignment of Membership Interest

                             CONTRIBUTION AGREEMENT

         THIS AMENDED AND RESTATED CONTRIBUTION AGREEMENT (this "Agreement") is made as of the 25th day of March, 2004, by and among STEVEN B. SCHNALL, an individual ("Schnall"), the STEVEN B. SCHNALL ANNUITY TRUST U/A 3/23/03, a Delaware Trust (the "Schnall Trust"), JOSEPH V. FIERRO, an individual ("Fierro"), and 2004 JOSEPH V. FIERRO GRANTOR RETAINED ANNUITY TRUST, a Delaware Trust (the "Fierro Trust") (Schnall, the Schnall Trust, Fierro and the Fierro Trust collectively are the "Contributors"); and NEW YORK MORTGAGE TRUST, INC., a Maryland corporation (the "Acquirer").

                                    RECITALS

         A. The New York Mortgage Company, LLC, a New York limited liability company (the "Company"), was formed in 1998 as the result of a combination of the assets and staff of its two principals' predecessor firms, New York Mortgage Corp. and First Security Financial Services Inc. The Company is governed by the terms of that certain Amended and Restated Operating Agreement of the Company dated as of June 30, 1999, as amended as of August 31, 2003 and as further amended as of March 25, 2004 (the "LLC Agreement") by and among the Contributors.

         B. Schnall is the owner of a 53.05% membership interest in the Company (the "Schnall Interest"). The Schnall Trust is the owner of 16.95% membership interest in the Company (the "Schnall Trust Interest"). Schnall is the trustee of the Schnall Trust with full discretionary dispositive power with respect to the Schnall Trust Interest. Fierro is the owner of a 25.16% membership interest in the Company (the "Fierro Interest"). The Fierro Trust is the owner of a 4.84% membership interest in the Company (the "Fierro Trust Interest"). Fierro is the trustee of the Fierro Trust with full discretionary dispositive power with respect to the Fierro Trust Interest. Collectively, the Contributors are the record and beneficial owners of 100% of the membership interests in the Company (the "Contributed Interests"). The Contributors desire to contribute the Contributed Interests to the Acquirer, and the Acquirer desires to acquire the Contributed Interests from the Contributors, on the terms and conditions hereinafter set forth.

         C. This Agreement amends and restates that certain Contribution Agreement, dated December 22, 2003, by and among Steven B. Schnall and Joseph V. Fierro and New York Mortgage Trust, Inc.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


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                                   ARTICLE I

                                THE CONTRIBUTION

1.1      Contribution of Contributed Interests.

         The Contributors agree to contribute and transfer the Contributed Interests to the Acquirer, and the Acquirer agrees to accept transfer of the Contributed Interests pursuant to the terms and conditions set forth in this Agreement. The Contributed Interests shall be transferred to the Acquirer free and clear of all liens, encumbrances, security interests, prior assignments or conveyances, conditions, restrictions, claims, and other matters affecting title thereto.

1.2      Consideration.

         The total consideration (the "Consideration") for which the Contributors agree to contribute and assign the Contributed Interests to the Acquirer, and which the Acquirer agrees to pay or deliver to the Contributors, subject to the terms of this Agreement, shall be,

         (a) to Schnall, Two Million One Hundred and Ninety Thousand Five Hundred and Ninety Nine (2,190,599) shares of common stock of the Acquirer, par value $0.01 per share ("Common Stock");

         (b) to the Schnall Trust, Six Hundred and Ninety Nine Thousand Nine Hundred and Eighteen (699,918) shares of Common Stock;

         (c) to Fierro, One Million Thirty Eight Thousand Nine Hundred Ninety Four (1,038,934) shares of Common Stock; and

         (d) to the Fierro Trust, One Hundred and Ninety Nine Thousand Eight Hundred Fifty Nine (199,859) shares of Common Stock.

1.3      Earn-Out Provision.

         Notwithstanding anything to the contrary contained herein, 530,500 of the shares of Common Stock issuable to Schnall under Section 1.2(a) (the "Escrowed Schnall Shares"), 169,500 of the shares of Common Stock issuable to the Schnall Trust under Section 1.2(b) (the "Escrowed Schnall Trust Shares"), 251,600 of the shares of Common Stock issuable to Fierro under Section 1.2(c) (the "Escrowed Fierro Shares") and 48,400 of the shares of Common Stock issuable to the Fierro Trust under Section 1.2(d) (the "Escrowed Fierro Trust Shares") will be deposited into a an escrow account with an independent third party escrow agent that is mutually acceptable to the parties hereto and held in such escrow account until the first to occur of (i) the date on which one of the conditions set forth below in clauses (a), (b) or (c) of this Section 1.3 is satisfied and (ii) the date on which none of the conditions is capable of being satisfied (the "Escrow Period"). During the Escrow Period, Schnall, the Schnall Trust, Fierro and the Fierro Trust shall not be permitted to, directly or indirectly, sell, offer, pledge, contract or grant any option to sell (including without limitation any short sale), loan, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of, or grant any rights with respect to, any of such

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Escrowed Schnall Shares, Escrowed Schnall Trust Shares, Escrowed Fierro Shares
or Escrowed Fierro Trust Shares, or options or warrants to acquire any such shares, or publicly announce an intention to do any of the foregoing. The foregoing restrictions shall lapse automatically upon satisfaction of the first to be satisfied of the conditions set forth below in clauses (a), (b) or (c) of this Section 1.3, such satisfaction to be evidenced by written instructions from the Acquirer accompanied by copies of the relevant audited financial statements of the Acquirer and the relevant written report or reports of the Mortgage Bankers Association of America (the "MBAA") or, if the MBAA is no longer publishing such reports, by another nationally recognized trade association or reporting institution or agency that is mutually acceptable to the parties hereto, and the escrow agent shall promptly deliver the Escrowed Schnall Shares directly to Schnall, the Escrowed Schnall Trust Shares directly to the Schnall Trust, the Escrowed Fierro Shares directly to Fierro and the Escrowed Fierro Trust Shares directly to the Fierro Trust after receipt of such written instructions, financial statements and reports. If none of the conditions is satisfied by the time the Acquirer's audited financial statements for the year ended December 31, 2005 are delivered by the Acquirer's independent auditors to the Acquirer, the Escrowed Schnall Shares, the Escrowed Schnall Trust Shares, the Escrowed Fierro Shares and the Escrowed Fierro Trust Shares will be delivered by the escrow agent directly to the Acquirer's transfer agent and registrar with written instructions by the transfer agent, co-signed by the Acquirer, to cancel such shares. Schnall, the Schnall Trust, Fierro and the Fierro Trust shall be entitled to receive dividends on the Escrowed Schnall Shares, the Escrowed Schnall Trust Shares, the Escrowed Fierro Shares and the Escrowed Fierro Trust Shares, respectively, during the Escrow Period.

         (a) The dollar amount of NYMC's and its affiliates' total mortgage loan originations during the 2004 calendar year, as a percentage of the dollar amount of NYMC's and its affiliates' total mortgage loan originations during the 2003 calendar year, exceed the dollar amount of the total industry-wide mortgage loan originations in the United States during the 2004 calendar year, as a percentage of the dollar amount of the total industry-wide mortgage loan originations in the United States during the 2003 calendar year (as reported by the MBAA); or

         (b) The dollar amount of NYMC's and its affiliates' total mortgage loan originations during the 2004 calendar year exceed the dollar amount of NYMC's and its affiliates' total mortgage loan originations during the 2003 calendar year; or, if neither of the conditions set forth in (a) or (b) is satisfied, then

         (c) The dollar amount of NYMC's and its affiliates' total mortgage loan originations during the 2004 and 2005 calendar years, as a percentage of the dollar amount of NYMC's and its affiliates' total mortgage loan originations during the 2003 calendar year, exceed the dollar amount of the total industry-wide mortgage loan originations in the United States during the 2004 and 2005 calendar years, as a percentage of the dollar amount of the total industry-wide mortgage loan originations in the United States during the 2003 calendar year (as reported by the MBAA).

1.4      Payment and Delivery Instructions.

         Schnall, for himself and the Schnall Trust, and Fierro, for himself and the Fierro Trust, shall each provide written instructions to the Acquirer at least 48 hours prior to the Closing

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setting out delivery instructions for the delivery of the shares of Common Stock issuable pursuant to Section 1.2(a), Section 1.2(b), Section 1.2(c) and Section 1.2(d), respectively.

1.5      Tax Treatment of Transaction.

         Notwithstanding anything to the contrary contained in this Agreement, including without limitation the use of words and phrases such as "sell," "sale," purchase," and "pay," the parties hereto acknowledge and agree that it is their assumption and intention that the transaction contemplated hereby shall be treated for federal income tax purposes as a tax-free nonrecognition transaction under Section 351 or 354 of the Internal Revenue Code of 1986, as amended (the "Code"). The parties further agree to cooperate with each other in preparing any tax returns, statements, and forms consistent with that assumption and necessary or appropriate to effectuate that intention.

                                   ARTICLE II

           REPRESENTATIONS, WARRANTIES, COVENANTS AND OTHER AGREEMENTS

2.1      Representations and Warranties by Acquirer.

         The Acquirer hereby represents and warrants to the Contributors as of the date of this Agreement and as of the Closing Date as follows:

         (a) Organization and Power. The Acquirer is duly organized, validly existing, and in good standing under the laws of the State of Maryland, and has full right, power, and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; and, the execution and delivery of this Agreement and the performance by the Acquirer of its obligations hereunder have been duly authorized by all requisite action of the Acquirer and require no further action or approval of the Acquirer's stockholders or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of the Acquirer.

         (b) Noncontravention. Neither the entry into nor the performance of, or compliance with, this Agreement by the Acquirer has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to the Acquirer.

         (c) Litigation. There is no action, suit, or proceeding, pending or known to be threatened, against or affecting the Acquirer in any court or before any arbitrator or before any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality which (i) in any manner raises any question affecting the validity or enforceability of this Agreement, (ii) could materially and adversely affect the business, financial position, or results of operations of the Acquirer, (iii) could materially and adversely affect the ability of the Acquirer to perform its obligations hereunder, or under any document to be delivered pursuant hereto.

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         (d) Shares of Common Stock Validly Issued. The shares of Common Stock, when issued to Schnall, the Schnall Trust, Fierro and the Fierro Trust, will have been duly and validly authorized and issued, free of any preemptive or similar rights, and will be fully paid and nonassessable.

         (e) Consents. Except as may otherwise be set forth in Section 3.1 hereof, each consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any governmental agency or body necessary for the execution, delivery, and performance of this Agreement or the transactions contemplated hereby by the Acquirer has been obtained or will be obtained on or before the Closing Date.

2.2      Representations and Warranties by Contributors.

         Each of the Contributors hereby severally, and not jointly, makes the following representations and warranties as of the date of this Agreement as of the Closing Date:

         (a) Ownership, Organization and Power. Schnall is the record and beneficial owner of the Schnall Interest. The Schnall Trust is the record owner of the Schnall Trust Interest and Schnall is the sole trustee of the Schnall Trust with full discretionary dispositive power with respect to the Schnall Trust Interest. Fierro is the record and beneficial owner of the Fierro Interest. The Fierro Trust is the record owner of the Fierro Trust Interest and Fierro is the sole trustee of the Fierro Trust with full discretionary dispositive power with respect to the Fierro Trust Interest. Collectively, the Schnall Interest, the Schnall Trust Interest, the Fierro Interest and the Fierro Trust Interest comprise 100% of the outstanding equity interests in the Company and there are no outstanding options, warrants, subscriptions or other rights to acquire equity interests in the Company or agreements to issue any such options, warrants, subscriptions or other rights. The Company is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of New York. The Contributors have full right, power, and authority to enter into this Agreement and to assume and perform all of their respective obligations under this Agreement; and the execution and delivery of this Agreement and the performance by the Contributors of their respective obligations hereunder have been duly authorized by all requisite action of the Contributors and require no further action or approval of the Company.

         (b) Litigation. To the knowledge of the Contributors, there is no action, suit, or proceeding, pending or known to be threatened, against or affecting the Contributors or the Company in any court or before any arbitrator or before any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality which (A) in any manner raises any question affecting the validity or enforceability of this Agreement,
(B) could materially and adversely affect the business, financial position, or results of operations of the Company, (C) could materially and adversely affect the ability of the Contributor to perform their respective obligations hereunder, or under any document to be delivered pursuant hereto, (D) could create a lien on the Contributed Interests or any interest therein, or (E) could materially and adversely affect the Contributed Interests or the Company or any interest therein.

         (c) No Encumbrances. (A) The Contributed Interests are held by the Contributors free and clear of all liens, encumbrances, pledges, conditions, restrictions, claims

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and security interests and any other matters affecting title thereto, other than such liens, encumbrances, pledges, conditions, restrictions, claims or security interests that will be terminated or released prior to the Closing Date, and (B) the Contributors have not granted any other person or entity an option to purchase or a right of first refusal with respect to the Contributed Interests nor are there any agreements or understandings between the Contributors and any other person or entity with respect to the disposition of the Contributed Interests.

         (d) No Consents. Except as may otherwise be set forth in Section 3.1 hereof, each consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any governmental agency or body necessary for the execution, delivery, and performance of this Agreement or the transactions contemplated hereby by the Contributors have been obtained or will be obtained on or before the Closing Date.

         (e) Tax Matters. (A) To the best of the know ledge of the Contributors,
(i) the Company has filed within the time periods (including any extensions of such time periods filed by the Company) and in the manner prescribed by law all federal, state, and local tax returns and reports, including but not limited to income, gross receipts, intangible, real property, excise, withholding, franchise, sales, use, employment, personal property, and other tax returns and reports, required to be filed by the Company under the laws of the United States and of each state or other jurisdiction in which the Company conducts business activities requiring the filing of tax returns or reports, (ii) all tax returns and reports filed by the Company are true and correct in all material respects,
(iii) the Company has paid in full all material taxes of whatever kind or nature to be paid by the Company for the periods covered by such returns (unless an extension of such periods has been properly filed for such returns), (iv) the Company has no material tax deficiency or claim outstanding, assessed, threatened, or proposed against it, (v) the charges, accruals, and reserves for unpaid taxes on the books and records of the Company as of the Closing Date are sufficient in all material respects for the payment of all unpaid federal, state, and local taxes of the Company accrued for or applicable to all periods ended on or before the Closing Date, (vi) there are no material tax liens, whether imposed by the United States, any state, local, or other taxing authority, outstanding against the Company or any of its assets, and (vii) the federal, state, and local tax returns of the Company are not currently under audit, nor has the Company received any notice of any federal, state, or local audit.

              (B) The Contributors represent and warrant that the Company has properly filed an Internal Revenue Service ("IRS") Form 8832 with the IRS electing to be treated as a corporation for federal income tax purposes and that such election became effective no later than January 1, 2004. The Contributors further represent and warrant that the Company has filed or will file an IRS Form 2553 with the IRS electing to be treated as an S corporation for federal income tax purposes and that such election became effective no later than January 1, 2004.

              (C) The Contributors represent and warrant that they have obtained from their own counsel advice regarding the transaction contemplated by this Agreement, including, without limitation, the tax consequences of the transfer of the Contributed Interests to the Acquirer and the receipt of Common Stock and/or cash as consideration therefor.

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2.3      Covenants by Contributors.

         (a) Between the date hereof and the Closing Date, the Contributors will
(A) operate the Company only in the usual, regular, and ordinary manner consistent with such entity's prior practice and (B) maintain the Company books of account and records in the usual, regular, and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years. From the date hereof until the Closing Date, the Contributors shall not take any action or fail to take any action the result of which would (1) have a material adverse effect on the Contributed Interests, the Company or the Acquirer's ability to continue the operation thereof after the Closing Date in substantially the same manner as presently conducted or (2) would cause any of the representations and warranties contained in Section 2.2 to be untrue as of the Closing Date.

         (b) The Contributors hereby covenant and agree to take all appropriate and reasonable actions necessary or advisable to facilitate completion of the IPO. The Contributors shall not knowingly take any action that could reasonably be expected to have an adverse effect on the completion of the IPO.

2.4      Satisfaction of Conditions.

         The Acquirer hereby covenants and agrees that the Acquirer shall: (a) use commercially reasonable efforts and diligence in order to satisfy all of the conditions set forth in subsections 3.1(d), (e) and (h), and Section 3.2 hereof, and (b) cooperate and assist in the Contributors' efforts to satisfy the conditions set forth in subsection 3.1(c) hereof; and the Contributors shall not have any obligation to consummate the Closing hereunder unless and until all such conditions have been satisfied or waived by the Contributors in writing. The Contributors hereby covenant and agree that they shall: (a) use commercially reasonable efforts and diligence in order to satisfy all of the conditions set forth in subsections 3.1(a), (b) and (c) hereof, and (B) cooperate and assist in the Acquirer's efforts to satisfy the conditions set forth in subsections 3.1(d) and subsection 3.2(c) hereof; and the Acquirer shall not have any obligation to consummate the Closing hereunder unless and until such conditions have been satisfied or waived by the Acquirer in writing.

2.5      Acquirer's Indemnity.

         The Acquirer agrees to indemnify and hold each of the Contributors harmless of and from all liabilities, losses, damages, costs, claims, obligations and expenses (including reasonable attorneys' fees) which either or both of the Contributors may suffer or incur by reason of (a) any breach of the Acquirer's representations, warranties, covenants or agreements contained in this Agreement, (b) any act or cause of action occurring or accruing on or after the Closing Date and arising from the ownership of the Contributed Interests or the operation of the Company's business on or after the Closing Date and (c) any guarantee by either or both of the Contributors in existence prior to or as of the Closing Date of or relating to any liability or obligation of the Company (the "Contributor Guarantees"). In addition, the Acquirer hereby agrees to take all actions necessary to cause all Contributor Guarantees to be terminated or released in full with any continuing liability or obligation on the part of the Contributors as soon as reasonably practicable following the Closing Date.

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                                  ARTICLE III

                       CONDITIONS PRECEDENT TO THE CLOSING

3.1      Conditions to Acquirer's Obligations.

         In addition to any other conditions set forth in this Agreement, the Acquirer's obligation to consummate the Closing is subject to the timely satisfaction of each and every one of the conditions and requirements set forth in this Section 3.1, all of which shall be conditions precedent to the Acquirer's obligations under this Agreement.

         (a) Contributors' Obligations. The Contributors shall have performed all covenants, agreements and other obligations of the Contributors hereunder which are to be performed prior to the Closing, and shall have delivered or caused to be delivered to the Acquirer all of the documents and other information required of the Contributors pursuant to Section 4.2.

         (b) Contributors' Representations and Warranties. The Contributors' representations and warranties set forth in Section 2.2 shall be true and correct as if made again on the Closing Date.

         (c) No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby.

         (d) Completion of IPO. The IPO shall have been completed.

3.2      Conditions to Contributors' Obligations.

         In addition to any other conditions set forth in this Agreement, the Contributors' obligations to consummate the Closing are subject to the timely satisfaction of each and every one of the conditions and requirements set forth in this Section 3.2, all of which shall be conditions precedent to the Contributors' obligations under this Agreement.

         (a) Acquirer's Obligations. The Acquirer shall have performed all covenants, agreements and other obligations of the Acquirer hereunder which are to be performed prior to the Closing, and shall have delivered or caused to be delivered to the Contributor, all of the documents and other information required of the Acquirer pursuant to Section 4.3.

         (b) Acquirer's Representations and Warranties. The Acquirer's representations and warranties set forth in Section 2.1 shall be true and correct as if made again on the Closing Date.

         (c) Completion of IPO. The IPO shall have been completed.


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                                   ARTICLE IV

                          CLOSING AND CLOSING DOCUMENTS

4.1      Closing.

         The consummation and closing (the "Closing") of the transactions contemplated under this Agreement shall take place at the offices of the Acquirer in New York, New York, or such other place as is mutually agreeable to the parties, on the date of the closing of the IPO (the "Closing Date"); provided, that this Agreement shall be terminated and the parties shall have no obligations hereunder if the IPO closing does not occur by April 30, 2004.

4.2      Contributors' Deliveries.

         At the Closing, the Contributors shall deliver the following to the Acquirer in addition to all other items required to be delivered to the Acquirer by the Contributors:

         (a) Contribution and Assignment of Contributed Interests. Each Contributor shall have executed and delivered a Contribution and Assignment, in substantially the form of Exhibit A attached hereto, contributing, assigning, granting and conveying to the Acquirer good and indefeasible title to the Contributed Interests owned by such Contributor, free and clear of all liens, encumbrances, security interests, prior assignments, conditions, restrictions, claims, and other matters affecting title thereto.

         (b) Bring-Down Certificate. A certificate signed by both Contributors that all conditions to the Acquirer's obligations set forth in Section 3.1 hereof have been satisfied.

4.3      Acquirer's Deliveries.

         At the Closing, the Acquirer shall deliver the following:

         (a) Certificates for Shares of Common Stock. If certificates are issued, certificates representing shares of Common Stock duly issued by the Acquirer in the name of the Contributors as of the Closing Date representing the shares of Common Stock to which the Contributors are entitled pursuant to
Section 1.2 of this Agreement.

         (b) Bring-Down Certificate. A certificate signed by an authorized officer of the Acquirer that all conditions to the Contributors' obligations set forth in Section 3.2 hereof have been satisfied.

4.4      Fees and Expenses; Closing Costs.

         The Acquirer shall pay all fees, expenses and closing costs relating to the transactions contemplated by this Agreement.


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                                   ARTICLE V

                                  MISCELLANEOUS

5.1      Notices.

         Any notice provided for by this Agreement and any other notice, demand, or communication required hereunder shall be in writing and either delivered in person (including by confirmed facsimile transmission) or sent by hand delivered against receipt or sent by recognized overnight delivery service or by certified or registered mail, postage prepaid, with return receipt requested. All notices shall be addressed as follows:

                  Acquirer:
                  ---------

                  New York Mortgage Trust, Inc.
                  1301 Avenue of the Americas
                  New York, New York  10019
                  Attention:  President
                  Fax No.: (212) 655-6269

                  with a copy to:
                  ---------------

                  Hunton & Williams LLP
                  Riverfront Plaza, East Tower
                  951 E. Byrd Street
                  Richmond, Virginia 23219
                  Attention:  Daniel M. LeBey, Esq.
                  Fax No.: (804) 788-8218

                  Contributors:
                  -------------

                  Steven B. Schnall
                  c/o The New York Mortgage Company, LLC
                  1301 Avenue of Americas
                  New York, New York  10019
                  Fax No.: (212) 634-9420

                  Steven B. Schnall Annuity Trust U/A March 23, 2004 c/o The New York Mortgage Company, LLC
                  1301 Avenue of Americas
                  New York, New York  10019
                  Fax No.: (212) 634-9420

                  Joseph V. Fierro
                  c/o The New York Mortgage Company, LLC
                  1301 Avenue of Americas
                  New York, New York  10019
                  Fax No.: (212) 634-9420

                  and

                  2004 Joseph V. Fierro Grantor Retained Annuity Trust c/o The New York Mortgage Company, LLC
                  1301 Avenue of Americas
                  New York, New York  10019
                  Fax No.: (212) 634-9420

         Any address or name specified above may be changed by a notice given by the addressee to the other party. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or receipt set forth on the return receipt. The inability to deliver because of changed address of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of the notice, demand or other communication as of the date of such attempt to deliver or rejection or refusal to accept.

5.2      Entire Agreement; Modifications and Waivers; Cumulative Remedies.

         This Agreement supersedes any existing letter of intent between the parties, constitutes the entire agreement among the parties hereto and may not be modified or amended except by instrument in writing signed by the parties hereto, and no provisions or conditions may be waived other than by a writing signed by the party waiving such provisions or conditions. No delay or omission in the exercise of any right or remedy accruing to the Contributors or the Acquirer upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by the Contributors or the Acquirer of any breach of any term, covenant, or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant, or condition herein contained. All rights, powers, options, or remedies afforded to Contributors or the Acquirer either hereunder or by law shall be cumulative and not alternative, and the exercise of one right, power, option, or remedy shall not bar other rights, powers, options, or remedies allowed herein or by law, unless expressly provided to the contrary herein.

5.3      Exhibits.

         All exhibits referred to in this Agreement and attached hereto are hereby incorporated in this Agreement by reference.

5.4      Successors and Assigns.

         Upon the request of the Acquirer, the Contributors agree to transfer at Closing the Contributed Interests (or portions thereof) to the Acquirer or to one or more wholly-controlled affiliates of the Acquirer. Except as set forth above or elsewhere in this Agreement, this Agreement may not be assigned by the Acquirer or the Contributors without the prior approval of the other party hereto. This Agreement shall be binding upon, and inure to the benefit of, the Contributors, the Acquirer, and their respective legal representatives, successors, and permitted assigns.

5.5      Article Headings.

         Article headings and article and section numbers are inserted herein only as a matter of convenience and in no way define, limit, or prescribe the scope or intent of this Agreement or any part hereof and shall not be considered in interpreting or construing this Agreement.

5.6      Governing Law.

         This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

5.7      Counterparts.

         This Agreement may be executed in any number of counterparts and by any party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

5.8      Survival.

         All representations and warranties contained in this Agreement, and all covenants and agreements contained in the Agreement which contemplate performance after the Closing Date (including, without limitation, those covenants and agreements contained in Section 2.5 hereof) shall survive the Closing.

5.9      Further Acts.

         In addition to the acts, instruments and agreements recited herein and contemplated to be performed, executed and delivered by the Acquirer and the Contributors, the Acquirer and Contributors shall perform, execute, and deliver or cause to be performed, executed, and delivered at the Closing or after the Closing, any and all further acts, instruments, and agreements and provide such further assurances as the other parties may reasonably require to consummate the transaction contemplated hereunder.

5.10     Severability.

         In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.11     Attorneys' Fees.

         Should a party employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, any non-prevailing party in any action pursued in a court of competent jurisdiction (the finality of which is not legally contested) shall pay to the prevailing party all reasonable costs, damages, and expenses, including reasonable attorneys' fees, expended or incurred in connection therewith.

5.12     Confidentiality.

         The Contributors acknowledge that the matters relating to the Acquirer, the IPO, this Agreement, and the other documents, terms, conditions and information related thereto (collectively, the "Information") are confidential in nature. Therefore, the Contributors covenant and agree to keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Acquirer's prior written consent, disclose any Information in any manner whatsoever; provided, however, that the Information may be revealed only to the Contributors' key employees, legal counsel and financial advisors, each of whom shall be informed of the confidential nature of the Information and shall agree to act in accordance with the terms of this Section 5.12. In the event that the Contributors or their key employees, legal counsel or financial advisors (collectively, the "Information Group") are requested pursuant to, or required by, applicable law (other than in connection with the IPO), regulation or legal process to disclose any of the Information, the applicable member of the Information Group will notify the Acquirer promptly so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Section 5.12. In the event that no such protective order or other remedy is obtained, or that the Acquirer waives compliance with the terms of this Section 5.12, the applicable member of the Information Group may furnish only that portion of the Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information. The Contributors acknowledge that remedies at law may be inadequate to protect the Acquirer against any actual or threatened breach of this Section 5.12, and, without prejudice to any other rights and remedies otherwise available, the Contributors agree to the granting of injunctive relief in favor of the Acquirer without proof of actual damages. Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                     [SIGNATURES APPEAR ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, this Agreement has been entered into effective as of the 25th day of March, 2003.

         CONTRIBUTORS:           STEVEN B. SCHNALL, a member of The New York
                                 Mortgage Company, LLC

                                 /s/ Steven B. Schnall
                                 --------------------------------------------
                                 Member of The New York Mortgage Company, LLC

                                 STEVEN B. SCHNALL ANNUITY TRUST U/A
                                 MARCH 23,2004, a member of The New York
                                 Mortgage Company, LLC


                                 By: /s/ Steven B. Schnall
                                     ----------------------------------------
                                     Name:  Steven B. Schnall
                                     Title: Trustee

                                 JOSEPH V. FIERRO, a member of The New York
                                 Mortgage Company, LLC

                                 /s/ Joseph V. Fierro
                                     ----------------------------------------
                                 Member of The New York Mortgage Company, LLC

                                 2004 JOSEPH V. FIERRO GRANTOR RETAINED
                                 ANNUITY TRUST, a member of The New York
                                 Mortgage Company, LLC

                                 By: /s/ Joseph V. Fierro
                                     ----------------------------------------
                                     Name:  Joseph V. Fierro
                                     Title: Trustee

         ACQUIRER:               NEW YORK MORTGAGE TRUST, INC., a Maryland
                                 corporation



                                 By: /s/ David A. Akre
                                     ----------------------------------------
                                 Name:  David A. Akre
                                 Title: Co-Chief Executive Officer

                                    EXHIBIT A

                           CONTRIBUTION AND ASSIGNMENT

         Steven B. Schnall (the "Contributor"), the record and the beneficial owner of a 53.05% limited liability company membership interest (the "Contributed Interest") in The New York Mortgage Company, LLC, a New York limited liability company, for good and valuable consideration paid to the Contributor by New York Mortgage Trust, Inc., a Maryland corporation ("Assignee"), pursuant to the Amended and Restated Contribution Agreement dated as of March 25, 2004, by and between the Contributors (as defined in such Contribution Agreement) and Assignee (the "Agreement") and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby contribute, assign, transfer, convey and deliver to the Assignee good and indefeasible title to the Contributed Interest, free and clear of all liens, encumbrances, security interests, prior assignments, conditions, restrictions, claims, and other matters affecting title thereto.

         Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Contribution and Assignment to be signed by a duly authorized officer this __ day of _______, 2004.


                                      CONTRIBUTOR

                                      STEVEN B. SCHNALL


                                      _____________________________

                                    EXHIBIT A

                           CONTRIBUTION AND ASSIGNMENT

         Steven B. Schnall Annuity Trust U/A 3/23/04 (the "Contributor"), the record owner of a 16.95% limited liability company membership interest (the "Contributed Interest") in The New York Mortgage Company, LLC, a New York limited liability company, for good and valuable consideration paid to the Contributor by New York Mortgage Trust, Inc., a Maryland corporation ("Assignee"), pursuant to the Amended and Restated Contribution Agreement dated as of March 25, 2004, by and between the Contributors (as defined in such Contribution Agreement) and Assignee (the "Agreement") and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby contribute, assign, transfer, convey and deliver to the Assignee good and indefeasible title to the Contributed Interest, free and clear of all liens, encumbrances, security interests, prior assignments, conditions, restrictions, claims, and other matters affecting title thereto.

         Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Contribution and Assignment to be signed by a duly authorized officer this ___ day of ______, 2004.

                                    CONTRIBUTOR

                                    STEVEN B. SCHNALL ANNUITY TRUST U/A 3/23/04

                                    By: ___________________________________
                                    Name:  Steven B. Schnall
                                    Title: Trustee

                                    EXHIBIT A

                           CONTRIBUTION AND ASSIGNMENT

         Joseph V. Fierro (the "Contributor"), the record and the beneficial owner of a 25.16% limited liability company membership interest (the "Contributed Interest") in The New York Mortgage Company, LLC, a New York limited liability company, for good and valuable consideration paid to the Contributor by New York Mortgage Trust, Inc., a Maryland corporation ("Assignee"), pursuant to the Amended and Restated Contribution Agreement dated as of March 25, 2004, by and between the Contributors (as defined in such Contribution Agreement) and Assignee (the "Agreement") and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby contribute, assign, transfer, convey and deliver to the Assignee good and indefeasible title to the Contributed Interest, free and clear of all liens, encumbrances, security interests, prior assignments, conditions, restrictions, claims, and other matters affecting title thereto.

         Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Contribution and Assignment to be signed by a duly authorized officer this __ day of _______, 2004.

                                      CONTRIBUTOR

                                      JOSEPH V. FIERRO


                                      _________________________________

                                    EXHIBIT A

                           CONTRIBUTION AND ASSIGNMENT

         2004 Joseph V. Fierro Grantor Retained Annuity Trust (the "Contributor"), the record owner of a 4.84% limited liability company membership interest (the "Contributed Interest") in The New York Mortgage Company, LLC, a New York limited liability company, for good and valuable consideration paid to the Contributor by New York Mortgage Trust, Inc., a Maryland corporation ("Assignee"), pursuant to the Amended and Restated Contribution Agreement dated as of March 25, 2004, by and between the Contributors (as defined in such Contribution Agreement) and Assignee (the "Agreement") and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby contribute, assign, transfer, convey and deliver to the Assignee good and indefeasible title to the Contributed Interest, free and clear of all liens, encumbrances, security interests, prior assignments, conditions, restrictions, claims, and other matters affecting title thereto.

         Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Contribution and Assignment to be signed by a duly authorized officer this ___ day of ______, 2004.

                                      CONTRIBUTOR

                                      2004 JOSEPH V. FIERRO GRANTOR RETAINED
                                      ANNUITY TRUST


                                      By: ____________________________________
                                      Name:  Joseph V. Fierro
                                      Title: Trustee